Exhibit 31.1
Certification of Chief Executive Officer
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
I, Luis de la Aguilera, certify that:
1.

I have reviewed this Quarterly Report on Form 10-Q of USCB Financial Holdings, Inc.;
2.

Based on my knowledge, this report does not contain

any untrue statement of a material fact or

omit to state a material fact
necessary

to

make

the

statements

made,

in

light

of

the

circumstances

under

which

such

statements

were

made,

not
misleading with respect to the period covered by this report;
3.

Based on my knowledge, the financial statements,

and other financial information included in this

report, fairly present in all
material respects

the financial

condition, results

of operations

and cash

flows of

the registrant

as of,

and for,

the periods
presented in this report;
4.

The

registrant’s

other

certifying

officer

and

I

are

responsible

for

establishing

and

maintaining

disclosure

controls

and
procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and have:
a)

designed

such

disclosure

controls

and

procedures,

or

caused

such

disclosure

controls

and

procedures

to

be
designed

under

our

supervision,

to

ensure

that

material

information

relating

to

the

registrant,

including

its
consolidated subsidiaries,

is made

known to

us by

others within

those entities,

particularly during

the period

in which
this report is being prepared;
b)

evaluated the effectiveness of the

registrant’s disclosure controls and procedures

and presented in this report

our
conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
c)

disclosed in this

report any change

in the registrant’s

internal control over

financial reporting that

occurred during
the registrant’s most recent fiscal quarter (the

registrant’s fourth fiscal quarter in the

case of an Annual Report) that
has

materially

affected,

or

is

reasonably likely

to

materially

affect,

the

registrant’s

internal

control

over

financial
reporting; and
5.

The registrant’s

other certifying

officer and

I have

disclosed, based

on our

most recent

evaluation of

internal control

over
financial reporting,

to the

registrant’s

auditors and

the audit

committee of

the

registrant’s

board of

directors (or

persons
performing the equivalent functions):
a)

All

significant

deficiencies

and

material

weaknesses

in

the

design

or

operation

of

internal

control

over

financial
reporting which are reasonably

likely to adversely affect

the registrant’s ability to

record, process, summarize and
report financial information; and
b)

Any fraud, whether or

not material, that

involves management or

other employees who

have a significant

role in the
registrant’s internal control over financial reporting.
/s/ Luis de la Aguilera
Luis de la Aguilera
President and Chief Executive Officer
Date: May 12, 2023